Financial Instruments - fair value (Tables)	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about financial instruments [abstract]
Schedule of Analysis of Financial Instruments Measured at Fair Value
The following table provides an analysis of financial instruments that are measured subsequent to initial recognition at fair value, grouped into levels 1 to 3 based on the degree to which the fair value is observable, or based on observable inputs:

	Level 1	Level 2	Level 3	Total
	£m	£m	£m	£m
30 June 2025
Derivatives in designated hedge relationships
Derivative assets	—	86	—	86
Derivative liabilities	—	(3)	—	(3)
Held at fair value through profit or loss
Money market funds	12	—	—	12
Other investments	60	—	198	258
Derivative assets	—	2	—	2
Derivative liabilities	—	(2)	—	(2)
Contingent consideration liabilities	—	(31)	(88)	(119)
Held at fair value through other comprehensive income
Trade and other receivables	—	237	—	237
Other investments	2	—	86	88
The fair values of financial assets and liabilities are based on quoted market prices where available. Where the market value is not available, the Group has estimated relevant fair values on the basis of available information from outside sources.

For all level 3 fair value measurements, a change to one or more of these unobservable inputs to reflect a reasonably possible alternative assumption would not result in a significant change to the fair value.

Reconciliation of level 3 fair value measurements:

	Contingent consideration liabilities	Other investments
	£m	£m
January 1, 2025	(133)	322
Losses recognised in the income statement	(3)	(15)
Losses recognised in other comprehensive income	—	(9)
Exchange adjustments	2	(20)
Transfers	31	—
Additions	—	6
Settlements	15	—
30 June 2025	(88)	284